Personnel Expenses - Additional Information (Details) - 12 months ended Dec. 31, 2021	USD ($)	CAD ($)
Personnel Expense [Abstract]
Percentage of employee wages received as subsidy	75.00%	75.00%
Employee wages received as subsidy per employee per week	$ 631	$ 847
Eligibility to receive wage subsidy	Canadian employer needs to have sustained a 30% decrease in revenues (15% for the first claim period) as compared to the same period in the previous year or to the average monthly sales recognized in January and February 2020 for the periods prior to July 5, 2020	Canadian employer needs to have sustained a 30% decrease in revenues (15% for the first claim period) as compared to the same period in the previous year or to the average monthly sales recognized in January and February 2020 for the periods prior to July 5, 2020
CEWS recognized	$ 52,300,000